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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 2002

                       INVERNESS MEDICAL INNOVATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                    001-16789                04-3565120
       (State or other         (Commission file number)        (IRS Employer
jurisdiction of incorporation)                              Identification No.)

             51 SAWYER ROAD, SUITE 200, WALTHAM, MASSACHUSETTS 02453
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (781) 647-3900

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS.

On July 29, 2002, we issued a press release announcing financial results for the quarter ending June 30, 2002. In the press release we also restated reported financial results for the first quarter of 2002 to reflect an adjustment to purchase accounting in connection with our acquisition of Unipath. A copy of our press release dated July 29, 2002 is attached as
Exhibit 99.1 to this Current Report on Form 8 K and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

c)         Exhibits. The following exhibits are filed with this document.


  EXHIBIT
  NUMBER                             DESCRIPTION
  -------       ---------------------------------------------------------------
   99.1         Press Release dated July 29, 2002, entitled "Inverness Medical
                Innovations Announces Financial Results"


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                          INVERNESS MEDICAL INNOVATIONS, INC.

                                          BY: /s/ Ron Zwanziger
                                              ----------------------------
                                              Ron Zwanziger
                                              Chairman, Chief Executive
                                              Officer and President

Dated: August 7, 2002


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                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER                             DESCRIPTION
  -------       ---------------------------------------------------------------
   99.1         Press Release dated July 29, 2002, entitled "Inverness Medical
                Innovations, Inc. Announces Financial Results"


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